Summary Prospectus

January 31, 2012

Turner Market Neutral Fund

• Class C Shares (TMNCX)

Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at www.turnerinvestments.com/fundinfo. You can also get this information at no cost by calling 1.800.224.6312, by sending an e-mail request to prospectusrequest@turnerinvestments.com or by asking any financial advisor, bank or broker-dealer who offers shares of the Fund. The Fund's current statutory prospectus and statement of additional information, both dated January 31, 2012, are incorporated by reference into this summary prospectus.

Ticker Symbol — TMNCX – Class C

CUSIP — 900297615 – Class C

Fund Number — 3582 – Class C

Investment Objective

The Turner Market Neutral Fund seeks capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees (fees paid directly from your investment)

Class C Shares
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or redemption proceeds)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class C Shares
Investment Advisory Fees	1.50%
Distribution (12b-1) Fees	0.75%
Other Expenses	2.27%
Shareholder Servicing Fee	0.25%
Total Annual Fund Operating Expenses	4.77%
Fee Waivers and Expense Reimbursements	(1.82)%[1]
Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements	2.95%

1  Turner Investments, L.P. ("Turner" or the "Adviser") has contractually agreed to waive fees and reimburse Fund expenses to keep the Fund's "Total Annual Fund Operating Expenses after Fee Waivers and Expense Reimbursements" of the Class C Shares from exceeding 2.95%, through January 31, 2013. Only the Board of Trustees of the Turner Funds may terminate the waiver prior to January 31, 2013. Turner may discontinue this arrangement at any time after January 31, 2013.

TURNER MARKET NEUTRAL FUND

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Fund's operating expenses will remain the same and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Turner Market Neutral Fund — Class C Shares	$398	$1,274	$2,254	$4,725

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Turner Market Neutral Fund — Class C Shares	$298	$1,274	$2,254	$4,725

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. Since the Fund's inception on February 7, 2011, through the end of the fiscal year the Fund's portfolio turnover rate was 1,184% of the average value of its portfolio.

Principal Strategy

The Turner Market Neutral Fund invests in stocks of companies with any capitalization range using a long/short strategy in seeking to capture alpha, reduce volatility, and preserve capital in declining markets. Primarily, the Fund takes long positions in those equity securities that have been identified by the Adviser as undervalued and likely to increase in price, and short positions in those equity securities that have been identified by the Adviser as overvalued and likely to decrease in price. The Fund's holdings may range from small companies with over $100 million in market capitalization at the time of purchase to larger, established firms in a variety of industries and sectors. The Fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range.

It is anticipated that the Fund will typically hold between 10 and 50 securities long, and between 10 and 50 securities short, with a typical allocation generally resulting in a market neutral exposure, although there can be no assurance that will be the case. Generally, the Adviser will attempt to maintain an approximately equal weighting among each of the Fund's positions. However, these weightings are expected to vary over time as a result of market fluctuations.

The Fund may invest and trade, both long and short, in a broad range of domestic and foreign equities (including, common stock, preferred stock, or securities convertible into common stock). The Fund's investments in foreign stocks may include emerging market securities.

The Fund will buy and sell securities frequently as part of its investment strategy.

Principal Risks

The Fund is intended for investors seeking long-term growth of capital.

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. You could lose all, or a substantial portion, of your investment in the Fund.

The Fund may focus its investments from time to time on one or more economic sectors. To the extent that it does so, developments affecting companies in that sector or sectors will likely have a magnified effect on the Fund's net asset value and total return.

The Fund is subject to the risks associated with selling securities short. A short sale results in a loss if the price of the securities sold short increases. In a generally rising market, short positions may be more likely to result in losses because securities sold short may be more likely to increase in value.

The Fund is subject to the risk that small, medium and large capitalization stocks may underperform other segments of the equity market or the equity markets as a whole. The medium and small capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium and small sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, medium and small capitalization stock prices may be more volatile than those of larger companies. The Fund invests long in companies that Turner believes are favorably priced in relation to their fundamental value and will likely appreciate over time and short in securities of companies that Turner believes are overpriced in relation to their fundamental value and will likely depreciate over time.

The Fund is subject to risks due to its foreign investments. Foreign investments may be riskier than U.S. investments because of factors such as foreign government restrictions, changes in currency exchange rates, incomplete financial information about the issuers of securities, and political or economic instability. Foreign stocks may be more volatile and less liquid than U.S. stocks. The risks associated with foreign investments are heightened when investing in emerging markets. The government and economies of emerging market countries feature greater instability than those of more developed countries. Such investments tend to fluctuate in price more widely and to be less liquid than other foreign investments.

The Fund's investments will generate taxable income and realized capital gains. Shareholder redemptions may force the Fund to sell securities at an inappropriate time, also resulting in realized gains.

The Fund's ability to buy and sell securities frequently may result in higher transaction costs and additional tax liabilities.

TURNER MARKET NEUTRAL FUND

Performance Information

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year.

Management

Investment Adviser

Turner Investments, L.P. ("Turner" or the "Adviser") serves as the investment adviser to the Market Neutral Fund.

Portfolio Managers

Matthew D. Glaser, Chief of Investment Strategies and Executive Managing Director is the lead portfolio manager of the Market Neutral Fund. Mr. Glaser joined Turner in 2007.

Purchase and Sale of Fund Shares

Investors may not purchase or redeem shares directly. Shares may be purchased or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisors, or other financial intermediaries, on any day that the New York Stock Exchange ("NYSE") is open for business, between 9:00 a.m. and 4:00 p.m.

Minimum Initial Investments

•  In general, the Fund's minimum initial investment is $2,500 for Class C Shares;

•  The minimum initial investment for the Systematic Investment Plan is $1,000 for Class C Shares; and

•  The minimum initial investment for Individual Retirement Accounts is $2,000 for Class C Shares.

Minimum Subsequent Investments

•  $50 for Class C Shares; and

•  $50 for Class C Shares through the Systematic Investment Plan.

Tax Information

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). In general, the Fund's distributions will be taxable to you for federal, state and local income tax purposes as ordinary income or capital gains, except that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial representative or visit your financial intermediary's website for more information.

TURNER MARKET NEUTRAL FUND

TUR-SP-18-03